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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   AUGUST 22, 2005
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                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

              1-6627                                  25-0927646
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     (Commission File Number)             (IRS Employer Identification No.)

              100 AIRSIDE DRIVE
         MOON TOWNSHIP, PENNSYLVANIA                                 15108
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  (Address of Principal Executive Offices)                        (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
           RULE OR STANDARD.

On August 22, 2005, Michael Baker Corporation (the "Company") received a notice from the American Stock Exchange (Amex) advising that the Company is not in compliance with sections 134 and 1101 of the Amex Company Guide for failing to timely file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, which was due on August 9, 2005. The compliance letter gives the Company until August 31, 2005, to submit a plan of action to Amex to bring the Company into timely compliance with the Amex requirements. A copy of the press release issued by the Company today announcing receipt of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are filed with this report:

Exhibit No.   Description
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99.1          Press release dated August 26, 2005 (filed pursuant to Item 3.01).




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICHAEL BAKER CORPORATION

                                           By: /s/  William P. Mooney
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                                               Executive Vice President and
                                               Chief Financial Officer


Date:  August 26, 2005


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                                  EXHIBIT INDEX

Number     Description                                         Method of Filing
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99.1       Press release dated August 26, 2005 (filed           Filed herewith.
           pursuant to Item 3.01).